                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 2, 1999

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Exact name of registrant as specified in its charter:        Central Parking Corporation

State or other jurisdiction of incorporation:                Tennessee

Commission File Number:                                      001-13950

IRS Employer Identification Number:                          62-1052916

Address of principal executive offices:                      2401 21st Avenue South
                                                             Suite 200
                                                             Nashville, TN 37212

Registrant's telephone number, including area code:          (615) 297-4255

Former name or former address, if changed since
 last report:                                                Not applicable

ITEM 5.   OTHER EVENTS

On December 2, 1999, the Registrant announced preliminary results for fiscal
1999.

ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS
          (c) EXHIBITS
          Exhibit No. 99.1      Text of press release dated December 2, 1999

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Central Parking Corporation



                                               /s/ signed

Date:      December 17, 1999                   By: Stephen A. Tisdell
      ---------------------------              Chief Financial Officer